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Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

AMENDMENT #19
TO CONTRACT #0654 BETWEEN
THE GEORGIA DEPARTMENT OF COMMUNITY HEALTH
AND
WELLCARE OF GEORGIA, INC.
This Amendment is between the Georgia Department of Community Health (hereinafter referred to as “DCH” or the “Department”) and WellCare of Georgia, Inc. (hereinafter referred to as “Contractor”) and is made effective on the date DCH receives written approval from the Centers for Medicare and Medicaid Services (hereinafter referred to as “CMS”). Unless expressly modified, deleted, or added in this Amendment #19, the terms and conditions of the Contract, as previously amended, are expressly incorporated into this Amendment #19 as if completely restated herein.
WHEREAS, DCH and Contractor executed Contract #0654 with an effective date of July 18, 2005 for the provision of services to members of the Georgia Families program and amended such contract to provide services to participants in the Planning for Healthy Babies program;
WHEREAS, DCH pays Contractor a per member per month capitation rate for each Georgia Families and Planning for Healthy Babies member enrolled in the Contractor’s plan;
WHEREAS, DCH has sought permission from the Centers for Medicare and Medicaid Services (hereinafter referred to as “CMS”) to make an adjustment to the capitation rates payable to Contractor for the Georgia Families program and the Planning for Healthy Babies program as specifically outlined in the exhibits to this Amendment; and
WHEREAS, pursuant to Section 32.0, Amendment in Writing, DCH and the Contractor desire to amend the above-referenced Contract by modifying the funding as set forth below.
NOW THEREFORE, for and in consideration of the mutual promises of the Parties, the terms, provisions, and conditions of this Amendment and other good and valuable consideration, the sufficiency of which is hereby acknowledged, DCH and Contractor hereby agree as follows:

I.
Upon receiving written notice from CMS indicating that agency’s approval of the revised capitation rates for the Georgia Families program to be effective as of January 1, 2014 through June 30, 2014, from July 1, 2014 through December 31, 2014, and from January 1, 2015 through June 30, 2015, the Parties agree to delete the current Attachment H, Capitation Payment in its entirety and replace it with the revised Attachment H, Capitation Payment, contained in Exhibit 1 of this Amendment. In the event CMS disapproves of the revision of the capitation rates as described herein, Section I of Amendment 19 shall have no effect. DCH shall notify Contractor in writing upon receipt of the CMS decision regarding the revision of the Georgia Families capitation rates.

II.
Upon receiving written notice from CMS indicating that agency’s approval of the revised capitation rates for the Planning for Healthy Babies program to be effective from July 1, 2014 through December 31, 2014 and from January 1, 2015 through June 30, 2015, the Parties agree to delete the current Attachment R, Table of Contracted Rates in its entirety and replace it with the revised Attachment R, Table of Contracted Rates, contained in Exhibit 2 of this Amendment. In the event CMS disapproves of the revision of the capitation rates described herein, Section II of Amendment 19 shall have no effect. DCH shall notify Contractor in writing

Amendment #19
Contract #0654
WellCare of Georgia, Inc.

upon receipt of the CMS decision regarding the revision of the Planning for Healthy Babies capitation rates.

III.	The parties agree that the provisions set forth in Section 4.10.7, Payments Pursuant to Section 1202 of the Affordable Care Act also apply to the Planning for Healthy Babies program.

IV.
DCH and the Contractor agree that they have assumed an obligation to perform the covenants, agreements, duties, and obligations of the Contract, as modified and amended previously and herein, and agree to abide by all the provisions, terms, and conditions contained in the Contract as modified and amended.

V.
This Amendment shall be binding and inure to the benefits of the Parties hereto, their heirs, representatives, successors, and assigns. In the event of a conflict between the provisions of this Amendment and the Contract or any previous amendments thereto, the provisions of this Amendment shall control and govern. Additionally, in the event of a conflict between this Amendment and any exhibit incorporated into this Amendment, the provisions of this Amendment shall control and govern.

VI.
It is understood by the Parties hereto that, if any part, term, or provision of this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DCH, at its sole option, may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the Parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term, or provision held to be invalid.

VII.	This Amendment shall be construed in accordance with the laws of the State of Georgia.

VIII.	All other terms and conditions contained in the Contract and any amendment thereto, not amended by this Amendment, shall remain in full force and effect.

IX.
Each Party has had the opportunity to be represented by counsel of its choice in negotiating this Amendment. This Amendment shall therefore be deemed to have been negotiated and prepared at the joint request, direction, and consideration of the Parties, at arms' length, with the advice and participation of counsel, and will be interpreted in accordance with its terms without favor to any Party.

X.
This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Any signature below that is transmitted by facsimile or other electronic means shall be binding and effective as the original.

Signatures on the following page

Amendment #19
Contract #0654
WellCare of Georgia, Inc.

SIGNATURE PAGE

IN WITNESS WHEREOF, DCH and Contractor, through their authorized officers and agents, have caused this Amendment to be executed on their behalf as of the date indicated.

GEORGIA DEPARTMENT OF COMMUNITY HEALTH

Clyde L. Reese, III	2/5/15
Clyde L. Reese III, Esq., Commissioner	Date
Interim Director -- Division of
Medical Assistance Plans

WELLCARE OF GEORGIA, INC.

BY:	/s/ Roman T. Kulich	1/23/15
	*SIGNATURE	Date

Roman Kulich
Please Print/Type Name Here

Region President
*TITLE

* Must be President, Vice President, CEO or Other Officer Authorized to Execute on Behalf of and Bind the Entity to a Contract

Amendment #19
Contract #0654
WellCare of Georgia, Inc.

EXHIBIT 1 TO AMENDMENT #19
CONFIDENTIAL - NOT FOR CIRCULATION
ATTACHMENT H
Attachment H is a table displaying the contracted rates by rate cell for each contracted region. These rates will be the basis for calculating capitation payments in each contracted Region.
(The table is displayed on the following page.)
***(THE FOLLOWING EIGHTEEN PAGES CONTAIN TABLES OF THE CAPITATION RATES PAYABLE TO WELLCARE OF GEORGIA, INC. WITH RESPECT TO MEMBERS ENROLLED IN ITS MEDICAID PLAN. IT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION)***

Amendment #19
Contract #0654
WellCare of Georgia, Inc.

EXHIBIT 2 TO AMENDMENT #19
ATTACHMENT R
TABLE OF CONTRACTED RATES
Attachment R is a table displaying the contracted rates by rate cell for each contracted region. These rates will be the basis for calculating capitation payments in each contracted Region.
Attachment R
WellCare

Rate Cell	P4HB Capitation Rates July 1, 2014 – December 31, 2014 with PCP Enhanced Payments
Family Planning - All Regions Interpregnancy Care - All Regions	*** ***

Rate Cell	P4HB Capitation Rates January 1, 2015 – June 30, 2015 without PCP Enhanced Payments
Family Planning - All Regions Interpregnancy Care - All Regions	*** ***

For members receiving full Medicaid benefits through a CMO or fee-for-service Medicaid, the following rate will be paid for Resource Mother services. For members enrolled in a CMO, this rate will be in addition to any capitation paid to provide medical services to the member.
Attachment R
WellCare

Rate Cell	P4HB Capitation Rates July 1, 2014 – December 31, 2014 with PCP Enhanced Payments
Resource Mother Services Only- All Regions	***

Rate Cell	P4HB Capitation Rates January 1, 2015 – June 30, 2015 without PCP Enhanced Payments
Resource Mother Services Only- All Regions	***

***Confidential Treatment Requested

Amendment #19
Contract #0654
WellCare of Georgia, Inc.